UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2022 (February 22, 2022)

Bath & Body Works, Inc.

(Exact Name of Registrant
as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2022, Bath & Body Works, Inc. (the “Company”) issued a press release setting forth its fourth quarter and full-year 2021 results. In addition, the press release provides first quarter and full-year 2022 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, the Board of Directors (the “Board”) of the Company appointed current Board Chair Sarah E. Nash as Executive Chair, effective immediately.  Effective May 12, 2022, Ms. Nash will be appointed Interim Chief Executive Officer, and Andrew M. Meslow will step down as Chief Executive Officer and as a member of the Board due to health reasons.

Ms. Nash is Chair of the Board, Chief Executive Officer and majority shareholder of privately held Novagard Solutions. Ms. Nash spent nearly 30 years in investment banking at JPMorgan Chase & Co. (and predecessor companies), a financial services firm, retiring as Vice Chairman for Global Investment Banking in July 2005. She currently serves on the boards of directors of Blackbaud, Inc., a software company providing technology solutions for the not-for-profit industry, privately held HBD Industries, Inc. and Irving Oil Company. Ms. Nash is Trustee of the New York-Presbyterian Hospital, a member of the National Board of the Smithsonian Institution and a member of Smithsonian Tropical Research Institute (STRI), Panama. Ms. Nash holds a BA in political science from Vassar College.

Item 7.01. Regulation FD Disclosure.

On February 23, 2022, the Company issued a press release relating to the matters described in Item 5.02 above.  A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Bath & Body Works, Inc., dated February 23, 2022, reporting Bath & Body Works, Inc.’s fourth quarter and full-year 2021 results.

Exhibit 99.2	Press Release of Bath & Body Works, Inc., dated February 23, 2022, reporting Bath & Body Works, Inc.’s CEO transition.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bath & Body Works, Inc.

Date:	February 23, 2022	By:	/s/ Wendy C. Arlin
Wendy C. Arlin
Executive Vice President and Chief Financial Officer